SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 9, 2005

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                                TRACKPOWER, INC.
             (Exact name of registrant as specified in its charter)

            Wyoming                       000-28506              13-3411167
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
incorporation or organization)                               identification no.)

  67 Wall Street, Suite 2211
      New York, New York                                            10005
(Address of principal executive                                  (Zip code)
           offices)

       Registrant's telephone number, including area code: (212) 804-5704
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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an
           Off Balance Sheet Arrangement of a Registrant.

On August 24, 2005, Tioga Downs Racetrack, LLC ("TD") and Vernon Downs Acquisition, LLC ("VDA"), each of which is 50% owned by Trackpower, Inc. (the "Registrant" or the "Company"), entered into an agreement (the "Agreement") with Nevada Gold & Casinos Inc. ("Nevada Gold"), pursuant to which the parties agreed to form a new limited liability company (the "LLC") to (i) own and pursue racing and gaming interests at Tioga Downs in Nichols, New York and (ii) pursue the acquisition out of bankruptcy of Vernon Downs in Vernon, New York and to pursue gaming and racing interests at such facility.

A more detailed description of this transaction can be found in Item 1.01 of the Registrant's Form 8-K filed on August 30, 2005.

Under the terms of the Agreement, TD, VDA and Nevada Gold agreed to use commercially reasonable efforts to reach an agreement with All Capital/Shawn Scott and Vestin Mortgage, Inc. ("Scott/Vestin") relating to their claims and interest in the bankruptcy of Mid-State Raceway, Inc. and Mid State Development, Inc. which own Vernon Downs. The Scott/Vestin claims include common stock ownership of Vernon Downs by Shawn Scott and senior debt financing provided by Vestin Mortgage Inc. to Vernon Downs, prior to bankruptcy. If such agreement could be reached, Nevada Gold agreed to advance an amount up to $1,100,000 to TD for purposes of the Scott/Vestin settlement for the benefit of VDA. It was further agreed that one-half of the amount would be evidenced by a promissory note (the "Note") and secured by a security interest in all of the tangible and intangible personal property of TD and any debtor in possession ("DIP") financing provided to Vernon Downs by VDA or its affiliates and any proceeds therefrom.

On September 8, 2005, TD, VDA and Nevada Gold reached agreement with Scott/Vestin in the sum of $1,053,100. On September 9, 2005, TD signed the Note and requested an advance of $562,550 under the terms of the Note.

The Note bears interest at 9% per annum and shall be repaid upon the earlier of
(i) the date that Vernon Downs receives repayment of the DIP financing in the Vernon Downs bankruptcy proceedings, (ii) the date on which TD receives disbursement of third party financing for the development of Tioga Downs, or
(iii) the date that is twelve calendar months from the date of advancement of funds under the Note. Pursuant to the terms of the Agreement, Nevada Gold has the right to complete its due diligence by September 22, 2005. In the event that Nevada Golds' due diligence results in a decision not to participate in the LLC, Nevada Gold shall retain all rights under the Note. Upon the satisfactory completion of due diligence by Nevada Gold and the completion of definitive documentation relating to LLC, such obligation under the Note will be converted into capital of the LLC.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Trackpower, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2005

                                         TRACKPOWER, INC.

                                         By: /s/ Gary N. Hokkanen
                                             -----------------------------------
                                             Name: Gary N. Hokkanen
                                             Title: Chief Financial Officer


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